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                                                                  EXHIBIT 10.10


                            HIGH SPEED ACCESS CORP.

                              Amended and Restated
                          Registration Rights Agreement


                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 25th day of November, 1998 by and among HIGH SPEED ACCESS CORP., a Delaware corporation (the "Company"), and the entities listed on Schedule I to this Agreement (collectively the "Investors" and each an "Investor").


                                    Recitals

                  WHEREAS, the Company, Broadband Solutions, LLC and Broadband Solutions II, LLC entered into an Amended and Restated Registration Rights Agreement dated as of September 1, 1998 (the "Previous Agreement"); and

                  WHEREAS, the parties to the Previous Agreement desire to amend and restate the Previous Agreement in its entirety to, among other things, add all of the Investors parties hereto; and

                  WHEREAS, the Company has agreed to grant to Investors certain registration rights with respect to the capital stock of Company owned by Investors, upon the terms and subject to the conditions set out in this Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.

                  1.1 "Common Stock" shall mean the Company's common stock, $.01 par value per share, or any capital stock exchanged therefor.

                  1.2 "Commission" shall mean the federal Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  1.4 "Holder" shall mean any Investor and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 8 hereof.


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                  1.5 "Initiating Holders" shall mean any Holder or Holders of not less than 25% of the Registrable Securities.

                  1.6 "Preferred Stock" shall mean the Company's Series A Convertible Preferred Shares, $.01 par value per share, the Company's Series B Convertible Preferred Shares, $.01 par value per share, and the Company's Series C Convertible Preferred Shares, $.01 par value per share.

                  1.7 "Registrable Securities" shall mean [i] any shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock, [ii] any shares of Common Stock or any other capital stock exchanged for Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in [i] above, and [iii] all other Common Stock which any of the Investors shall have acquired at any time; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public or which have been sold in a private transaction in which the transferor's rights under this Agreement are not transferred in accordance with
Section 8.

                  1.8 The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  1.9 "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

                  1.10 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  1.11 "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  1.13 "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities by and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).


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         2.       Company Registration.

                  2.1 If the Company shall determine to register any of its Common Stock for its own account or for the account of any other party, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any form of registration statement that does not permit secondary sales, the Company will:

                           [a] promptly give to each Holder written notice thereof and of the anticipated effective date of such registration; and

                           [b] use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and received by the Company within thirty (30) days after the written notice from the Company described in clause [a] above is mailed or otherwise delivered in accordance with this Agreement by the Company. Such written request may specify all or any part of a Holder's Registrable Securities.

                  2.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1[a]. In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such under writing shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company, including customary indemnification and contribution agreements.

                  Notwithstanding any other provision of this Section 2, if the lead representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the lead representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 10.

                  If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the lead representative of the underwriters. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of

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marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares of Registrable Securities so withdrawn, with such shares of Registrable Securities to be allocated among the Holders requesting additional inclusion in accordance with Section 10. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         3.       Demand Registration.

                  3.1      Demand for Registration.

                  (A) If the Company shall receive from Initiating Holders at any time or times following the completion by the Company of a Qualified Public Offering (as defined below), a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                           [a] promptly give written notice of the proposed registration to all other Holders; and

                           [b] as soon as practicable, and, in any event, within ninety (90) days after Company's receipt of a written request pursuant to this Section 3.1, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) business days after such written notice from the Company is mailed or otherwise delivered in accordance with this Agreement.

                           For purposes of this Agreement, a "Qualified Public Offering" shall mean the Company shall have completed an underwritten public offering of Common Stock , initiated by resolution of its Board of Directors, at a per share price of at least $7.50 (as proportion ately and appropriately adjusted to reflect any subdivision, reverse split or recapitalization of Common Shares after the date hereof) and not less than $50 million in aggregate gross proceeds to the Company which has been made pursuant to a registration statement filed with the Commission under the Securities Act.

                           The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
         Section 3.1:

                                    [i] In any particular jurisdiction in which
                  the Company would be required to qualify to do business or execute a general consent to service of process


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                  in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    [ii] After the Company has initiated two
                  such registrations pursuant to this Section 3.1 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which Registrable Securities requested by Initiating Holders to be included herein have been sold);

                                    [iii] During the period starting with the
                  date sixty (60) days prior to the Company's good faith estimate of the date of filing of a registration statement for the account of the Company (other than in connection with a Qualified Public Offering), and ending on a date ninety (90) days after the effective date thereof;

                                    [iv] During the one hundred eighty (180) day
                  period following the effective date of a registration statement of the Company filed under the Securities Act in connection with a Qualified Public Offering.

                  (B) In addition, notwithstanding the foregoing provisions of and without limiting the rights of any party hereto under Section 3.1(A), if the Company shall not have completed a Qualified Public Offering on or before the third anniversary of the date of this Agreement, then Vulcan Ventures, Incorporated or its permitted assigns ("Vulcan") shall be entitled to request that the Company effect a registration with respect to any portion of the Registrable Securities then owned by it (so long as Vulcan or such assigns hold not less than 25% of the Registrable Securities) and the Company shall use its best efforts to effect such registration in accordance with the procedures set forth in this Section 3. The Company shall not, however, be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3.1(B) if the Board of Directors of the Company shall have resolved to file a registration statement to effect a Qualified Public Offering and during the sixty (60) days thereafter the Company shall have filed such registration statement with the Securities and Exchange Commission.

                  3.2 Postponed Registration. Subject to clauses [i] through [iv] of Section 3.1(A), the Company shall file a registration statement covering the Registrable Securities requested pursuant to such section, or pursuant to
Section 3.1(B), to be registered as soon as practicable, but in any event within ninety (90) days, after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by an executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the

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Company shall not defer its obligation in this matter more than once in any eighteen month period. Notwithstanding the foregoing, nothing contained in this
Section 3.2 shall in any way restrict, reduce or postpone any registration right of Vulcan provided in Section 3.1(B) of this Agreement.

                  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of this Section 3.2 and
Section 10 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

                  3.3 Underwriting. In connection with any underwriting effected hereunder, the Company shall enter into such reasonable agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any applicable registration statement contemplated herein as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable registration statement. If any such Holder shall request that the registration be in the form of a firm commitment underwritten offering, the right of any such Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. In connection with a firm commitment underwritten offering demanded by any Initiating Holder or Vulcan (pursuant to its right under Section 3.1(B)), the Company shall: [i] upon request of any Holder, furnish to each selling Holder and each underwriter, upon the effectiveness of the registration statement (a) a certificate, dated such date, signed on behalf of the Company by the principal executive officer of the Company, confirming, as of the date thereof, that any preliminary prospectus or prospectus that is a part of the registration statement as of their respective dates do not and will not at any time contain an untrue statement of a material fact or omit to state a material fact necessary, in light of the circumstances under which they were made, not misleading, (b) an opinion of counsel for the Company covering matters customarily set forth in an underwriting agreement for firm commitment underwritten offerings, (c) a comfort letter from the Company's independent accountants, in the customary form and covering matters of the type customarily covered by comfort letters to underwriters in connection with firm commitment underwritten offerings and (d) deliver such other documents and certificates as may be reasonably requested by the selling Holders or the lead representative of the underwriters in connection with such firm commitment underwritten offering. A Holder may elect to include in such underwritten offering all or a part of the Registrable Securities such Holder holds.

                  3.4 Procedures. If the Company shall request inclusion in any registration pursuant to Section 3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to
Section 3, the Initiating Holders or Vulcan (pursuant to its right under Section 3.1(B)) shall, on behalf of all Holders, offer to include such securities in the underwritten offering and may condition such offer on their acceptance of the further applicable provisions of this Agreement. In connection with an underwritten offering hereunder, the Company shall (together with all Holders and other persons proposing to distribute their securities through such underwritten offering) enter into an underwriting agreement in customary form (including customary indemnification and contribution provisions) with the lead representative of the

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underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority in interest of the Initiating Holders or Vulcan (pursuant to its right under Section 3.1(B)). Notwithstanding any other provision of this Section 3, if the lead representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be included in such underwritten offering, the number of shares to be included in the underwritten offering shall be allocated as set forth in Section 10 hereof. If a Holder who has requested inclusion in such registration as provided above does not agree to the terms of any such underwritten offering, such Holder shall be excluded therefrom by written notice from the Company, the lead representative of the underwriters or the Initiating Holders. If shares are so excluded from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 3.4, then the Company shall offer to all Holders who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares of Registrable Securities so excluded, with such shares of Registrable Securities to be allocated among such Holders requesting additional inclusion in accordance with Section 10.

         4. Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 and 3 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the Company, except that in no event shall the Company be responsible for payment of the underwriters' discount and/or selling commissions in connection with the registration of the Registrable Securities of any of the Holders.

         5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the material progress and completion thereof. At its expense, the Company will use its best efforts to:

                  5.1 Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities of the Company);

                  5.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus made a part of such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  5.3 Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;


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                  5.4 Cause all such Registrable Securities registered pursuant hereunto to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed and comply with all applicable blue sky laws to enable the Registrable Securities to be publicly offered and sold in the states in which such Registrable Securities will be offered;

                  5.5 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  5.6 Advise the selling Holders promptly and, if requested by such Holders, confirm such advice in writing, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  5.7 Furnish to each selling Holder named in any registration statement or prospectus in connection with such sale, if any, before filing with the Commission, copies of any registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least three business days, and the Company will not file any such registration statement or prospectus or any amendment or supplement to any such registration statement or prospectus (including all such documents incorporated by reference) to which the selling Holders of the Registrable Securities covered by such registration statement in connection with such sale, if any, shall reasonably object within three business days after the receipt thereof. A selling Holder shall be deemed to have reasonably objected to such filing if such registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

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                  5.8 Promptly prior to the filing of any document that is to be incorporated by reference into a registration statement or prospectus, provide copies of such document to the selling Holders in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders may reasonably request;

                  5.9 Make available at reasonable times for inspection by the selling Holders participating in any disposition pursuant to such registration statement and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, attorney or accountant in connection with such registration statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  5.10 If requested by any selling Holders in connection with such sale, if any, promptly include in any registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution"; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such prospectus supplement or post-effective amendment;

                  5.11 Furnish to each selling Holder upon their reasonable request in connection with such sale, if any, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  5.12 Prior to any public offering of Registrable Securities, cooperate with the Holders and their counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                  5.13 Use its reasonable best efforts to cause the disposition of the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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                  5.14 Comply with all applicable rules and regulations of the
Commission, and make generally available to all Holders with regard to any applicable registration statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the registration statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act); and

                  5.15 Make appropriate officers of the Company available to the selling Holders for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

         6.       Indemnification.

                  6.1 The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent has not been unreasonably withheld). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder or any such director, officer, partner, legal counsel, accountant, underwriter or control person.

                  6.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each

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person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the written consent of such Holder (which consent shall not be unreasonably withheld); and provided, however, that in no event shall any indemnity under this Section 6.2 exceed the gross proceeds from the offering received by such Holder with respect to its sale of Registrable Securities pursuant to the prospectus less the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. The foregoing indemnity agreement is in addition to any liability which the Holder may otherwise have to the Company or any such director, officer, partner, legal counsel, accountant, underwriter or control person.

                  6.3 Promptly after receipt by an indemnified party under paragraphs 6.1 or 6.2 above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such paragraph, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  6.4 If the indemnification provided for in this Section 6 is for any reason unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions of the Indemnifying Party and of the Indemnified Party. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided that in no event shall contribution by the Holder under this
Section 6.4 exceed the gross proceeds from the offering received by the Holder.

                  6.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         7. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

          8. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under
Section 2 or the right to demand that the Company register securities granted under Section 3 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 10,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided, however, that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

         9. "Market Stand-Off" Agreement. If requested by the Company and the lead representative of the underwriters of Common Stock (or other securities of the Company), no officer, director, holder of more than five percent (5%) of the outstanding capital stock of the Company or Holder shall sell or otherwise transfer or dispose of any Common Stock (or other securities) of the

Company held by such Holder (other than those included in the registration) during a period of up to ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that such agreement shall only apply to the first such registration statement of the Company that includes securities to be sold on its behalf to the public in an underwritten offering.

                  The obligations described in this Section 9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

         10. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders. If any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of this allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

         11. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable than registration rights granted to the Holders hereunder unless the Company shall also give such favorable rights to the Holders hereunder. Except for certain registration rights granted to certain holders of the Company's Common Shares pursuant to the Registration Rights Agreement dated February 23, 1998 among CATV.net, Inc. and certain others, which provisions are incorporated herein by this reference, are adopted and affirmed by the Company as of the date hereof, and shall survive the integration provisions of Section 14.3 below, the Company represents and warrants as of the date hereof that there is no other agreement existing giving any other person or entity any registration rights with respect to any securities of the Company.

         12.      Reporting.

                  12.1 The Company agrees when required by law to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public.

                  12.2 The Company will use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                  12.3 The Company will provide written evidence of compliance with Section 12.1 and the filing of all reports contemplated by Section 12.2 to a Holder promptly upon receipt of a written request for such evidence from such Holder.

         13. Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2 shall terminate on the closing of the first Company initiated registered public offering of Common Stock if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company initiated registered public offering of Common Stock if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period; provided, however that the provisions of this Section 13 shall not apply to any Holder who owns more than five percent (5%) of the Company's outstanding stock until such time as such Holder owns less than five percent (5%) of the outstanding stock of the Company.

         14.      Miscellaneous.

                  14.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

                  14.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  14.3 Entire Agreement; Amendment; Waiver. This Agreement amends and restates in its entirety the Amended and Restated Registration Rights Agreement dated as of September 1, 1998 among the Company, Broadband Solutions, LLC and Broadband Solutions II, LLC. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except with the consent of the holders of a majority of each class or series of the then outstanding Preferred Stock voting as a separate class or series (with each share having one vote), and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

                  14.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by first class, registered, or certified mail, postage prepaid, or sent via overnight reputable courier service, or delivered personally or via facsimile with copy sent by mail as provided above:

         If to Investors, to:               To the address of each Investor set
                                            out on Schedule I to this Agreement.

         If to Company to:                  High Speed Access Corp.
                                            Attn:  W. Kent Oyler, III
                                            Suite 210
                                            1000 West 10th Street
                                            Louisville, KY  40210
                                            Telecopy No:  (502) 515-3101

         With a copy to:                    John G. Hundley, Esq.
                                            High Speed Access Corp.
                                            Suite 210
                                            1000 West Ormsby Street
                                            Louisville, KY  40210
                                            Telecopy No:  (502) 515-3101

or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given three days after being mailed, notices sent by overnight courier service shall be deemed given one day after placed in the hands of a representative of such service and notice given by facsimile shall be deemed given on the date of transmission subject to sender's receipt of a confirmation copy.

                  14.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

                  14.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  14.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                  14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  14.9 Prevailing Party. In the event any legal action or other proceeding is brought by a party hereto to enforce the terms of this Agreement, the substantially prevailing party in such action or proceeding will be entitled to reasonable attorneys', paralegals' and accountants' fees and costs incurred before and at trial and at all appellate levels, in addition to all awards, judgments and recoveries of damages obtained.


                                  [End of Text]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

                                    "COMPANY"

                                    HIGH SPEED ACCESS CORP.


                                    By: /s/ Robert S. Saunders

                                        --------------------------------

                                    Title:  Vice Chairman

                                          ------------------------------

                                    "INVESTORS"

                                    BROADBAND SOLUTIONS, LLC


                                    By: /s/ David A. Jones, Jr.

                                        --------------------------------

                                    Title:  Managing Director

                                          ------------------------------


                                    BROADBAND SOLUTIONS II, LLC


                                    By: /s/ David A. Jones, Jr.

                                        --------------------------------

                                    Title:  Managing Director

                                          ------------------------------



                                    VULCAN VENTURES, INCORPORATED


                                    By: /s/ William D. Savoy

                                        --------------------------------

                                    Title:  Vice President

                                          ------------------------------

                                   SCHEDULE I


Vulcan Ventures, Incorporated
110 110th Avenue NE
Bellevue, Washington  98004


Broadband Solutions, LLC
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202


Broadband Solutions II, LLC
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202